SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported

September 25, 2003

Bresler & Reiner, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-6201	52-0903424
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification Number)
incorporation of organization)

11140 Rockville Pike, Suite 620,

Rockville, MD 20852

(Address of principal executive office including zip code)

Registrant’s telephone number, including area code: (301) 945-4300

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K, as filed with the Securities and Exchange Commission (“SEC”) on September 29, 2003, as set forth in the pages attached hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired

Report of Independent Auditors

Statement of Revenues and Certain Expenses of The Fountains at Wateford Lakes for the year ended December 31, 2002 (audited) and for the six months ended June 30, 2003 (unaudited)

Notes to Statement of Revenues and Certain Expenses

(b)	Pro Forma Financial Information

Unaudited Pro Forma Consolidated Financial Statements of Bresler & Reiner, Inc. and The Fountains at Waterford Lakes

Pro Forma Balance Sheet dated June 30, 2003

Pro Forma Statement of Operations for the year ended December 31, 2002

Pro Forma Statement of Operations for the six months ended June 30, 2003

Notes and Management’s Assumptions to Unaudited Pro Forma Financial Statements

(c)	Exhibits

N/A

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRESLER & REINER, INC., Registrant

By:	/s/ SIDNEY M. BRESLER

Name: Sidney M. Bresler Title: Chief Executive Officer

Date: December 9, 2003

The Fountains at Waterford Lakes

Statement of Revenues and Certain Expenses

For the year ended December 31, 2002 with Report of Independent Auditors

The Fountains at Waterford Lakes

Statement of Revenues and Certain Expenses

For the year ended December 31, 2002

Report of Independent Auditors

The Board of Directors

Bresler & Reiner, Inc.

We have audited the statement of revenues and certain expenses of The Fountains at Waterford Lakes (the “Property”) as described in Note 2 for the year ended December 31, 2002. The financial statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in Form 8-K/A of Bresler & Reiner, Inc., and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of The Fountains at Waterford Lakes, as described in Note 2, for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young, LLP

McLean, Virginia

December 9, 2003

The Fountains at Waterford Lakes

Statement of Revenues and Certain Expenses

		(Unaudited)
	Year ended December 31, 2002	Six months ended June 30, 2003
Revenues:
Rental income	$3,713,063	$1,882,117
Other income	287,185	115,429

Total revenues	4,000,248	1,997,546

Certain expenses:
Utilities	117,175	58,723
Contract Services	207,156	77,926
Repairs and maintenance	65,876	14,831
Marketing	56,623	24,316
Administration	40,262	20,355
Salaries	322,493	153,359
Real Estate Taxes	390,871	207,587
Insurance	133,008	106,321
Management fees	167,771	49,504

	1,501,235	712,922

Revenues in excess of certain expenses:	$2,499,013	$1,284,624

See accompanying notes.

The Fountains at Waterford Lakes

Notes to Statement of Revenues and Certain Expenses

For the year ended December 31, 2002

and six months ended June 30, 2003 (unaudited)

1. Business

The accompanying statement of revenues and certain expenses relates to the operations of The Fountains at Waterford Lakes (the “Property”). On September 25, 2003, Bresler & Reiner, Inc. (the Company) acquired the Property, a 400-unit apartment community located in Orlando, Florida. Total purchase price of the Property was $35,100,000, which was paid in part by assumption of a $24,600,000 loan on the Property. The remainder of the purchase price was paid in cash, $6,000,000 of which was funded through an unsecured, recourse loan from Wachovia Bank.

2. Summary of Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses was prepared in conformity with accounting principles generally accepted in the United States and in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by the Company in the future operations of the aforementioned property such as interest, depreciation and amortization and corporate expenses.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

The property is leased to tenants under operating leases. Rental revenue attributable to leases is recognized on a straight-line basis over the term of the respective lease, which are generally one year.

3. Management Agreement

Management services for the Property are provided by Archstone Communities, Inc. Fees paid for such services were generally based on approximately 4% of gross income as defined by the Management Agreement during 2002. During 2003, fees paid for management services are approximately 3% of gross income as defined by the Management Agreement.

4. Taxable Income

Taxable income is not materially different from revenue in excess of certain expenses.

5. Interim Unaudited Financial Information

The statement of revenues and certain expenses for the six months ended June 30, 2003 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal, recurring adjustments) necessary for the fair presentation of the financial statements for the interim period have been included. The results of the interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

BRESLER & REINER, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

The unaudited consolidated pro forma financial information presents (i) the consolidated pro forma balance sheet of Bresler & Reiner Inc. (B&R) as of June 30, 2003, as if The Fountains at Waterford Lakes acquisition occurred on June 30, 2003, and (ii) the consolidated pro forma statements of operations of B&R for the year ended December 31, 2002, and for the six months ended June 30, 2003, as if the above transaction occurred just prior to the beginning of these periods.

The unaudited consolidated pro forma financial information is not necessarily indicative of what B&R’s actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent B&R’s results of operations or financial position for any future period. The pro forma results of operations for the periods ended December 31, 2002 and June 30, 2003 are not necessarily indicative of the operating results for these periods.

The unaudited consolidated pro forma financial information should be read in conjunction with the consolidated financial statements and notes thereto included in the B&R Annual Report on Form 10-K for the year ended December 31, 2002. In management’s opinion, all adjustments necessary to reflect these transactions have been made.

BRESLER & REINER, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2003

(UNAUDITED)

	Historical	Additions		Pro Forma
Assets

Real Estate:
Rental property and equipment	$122,270,000	$35,899,000	(A)	$158,169,000
Land held for development	12,699,000			12,699,000
Homes held for sale	—			—
Land held for investment	3,204,000			3,204,000

Real estate, at cost	138,173,000	35,899,000		174,072,000
Less: accumulated depreciation	(27,013,000)			(27,013,000)

Total real estate, net	111,160,000	35,899,000		147,059,000

Receivables:
Mortgage and notes, affiliates	2,356,000			2,356,000
Mortgage and notes, other	4,455,000			4,455,000
Other	3,284,000			3,284,000
Due from affiliates	—			—
Income taxes receivable	2,415,000			2,415,000

Cash and cash equivalents	8,999,000	(5,638,000)	(B)	3,361,000
Restricted cash and deposits held in escrow	4,069,000	608,000	(B)	4,677,000
Investments	69,673,000			69,673,000
Investment in and advances to joint ventures and partnerships	36,555,000			36,555,000
Deferred charges and other assets, net	11,387,000	383,000	(B)	11,770,000

Total assets	$254,353,000	$31,252,000		$285,605,000

Liabilities and Shareholders’ Equity

Liabilities:
Real estate loans payable	$100,086,000	$24,846,000	(B)	$124,932,000
Construction loan payable	4,384,000			4,384,000
Unsecured note payable	—	6,000,000	(B)	6,000,000
Accounts payable, trade	741,000			741,000
Accrued expenses	4,632,000	314,000	(B)	4,946,000
Due to affiliates	118,000			118,000
Deposits	3,772,000	25,000	(B)	3,797,000
Deferred income	—	67,000	(B)	67,000
Deferred income taxes payable	5,970,000			5,970,000

Total liabilities	119,703,000	31,252,000		150,955,000

Minority interest	13,358,000			13,358,000
Shareholders’ Equity	121,292,000			121,292,000

Total liabilities and shareholders’ equity	$254,353,000	$31,252,000		$285,605,000

The accompanying notes are an integral part of this statement

BRESLER & REINER, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2002

(UNAUDITED)

	Historical	Additions	Adjustments		Pro Forma
Revenues

Homebuilding and residential lots	$7,986,000				$7,986,000
Other construction, net	190,000				190,000
Rentals – apartments	2,804,000	$4,000,000	$(119,000)	(A)	6,685,000
Rentals – commercial	35,083,000				35,083,000
Hotel revenues	7,571,000				7,571,000
Management fees, affiliates	527,000				527,000
Leasing fees, affiliates	171,000				171,000
Interest:
Affiliates	330,000				330,000
Other	2,408,000		(56,000)	(B)	2,352,000
Gain on sale of realty interests	330,000				330,000
Income from equity investments	1,607,000				1,607,000
Other	376,000				376,000

	59,383,000	4,000,000	(175,000)		63,208,000

Costs and Expenses

Cost of homebuilding and residential lots	$7,159,000				$7,159,000
Rental expense – apartments	1,889,000	1,501,000	850,000	(C)	4,240,000
Rental expense – commercial	15,273,000				15,273,000
Hotel expenses	5,585,000				5,585,000
Land development expense	100,000				100,000
General and administrative expense	3,497,000				3,497,000
Interest expense	7,078,000		1,443,000	(D)	8,521,000
Equipment leasing and vending expense	19,000				19,000
Asbestos removal expense	1,620,000				1,620,000
Asset impairment write-down	891,000				891,000
Other expenses	585,000				585,000

	43,696,000	1,501,000	2,293,000		47,490,000

Net income (loss) before income taxes and minority interest	15,687,000	2,499,000	(2,468,000)		15,718,000
Income taxes	3,179,000		13,000	(E)	3,192,000
Minority interest	6,422,000				6,422,000

Net income (loss)	$6,086,000	$2,499,000	($2,481,000)		$6,104,000

Net income (loss) per common share	$2.22	$0.91	($0.90)		$2.23

Weighted average number of common shares outstanding	2,738,751	2,738,751	2,738,751		2,738,751

The accompanying notes are an integral part of this statement

BRESLER & REINER, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2003

(UNAUDITED)

	Historical	Additions	Adjustments		Pro Forma
Revenues

Homebuilding and residential lots	$183,000				$183,000
Other construction, net	—				—
Rentals – apartments	1,403,000	$1,998,000	$(60,000)	(A)	3,341,000
Rentals – commercial	7,915,000				7,915,000
Hotel revenues	3,989,000				3,989,000
Management fees, affiliates	204,000				204,000
Leasing fees, affiliates	5,000				5,000
Interest:
Affiliates	156,000				156,000
Other	908,000		(28,000)	(B)	880,000
Gain on sale of realty interests	62,000				62,000
Income from equity investments	1,348,000				1,348,000
Other	74,000				74,000

	16,247,000	1,998,000	(88,000)		18,157,000

Costs and Expenses

Cost of homebuilding and residential lots	$139,000				$139,000
Rental expense – apartments	1,021,000	713,000	425,000	(C)	2,159,000
Rental expense – commercial	5,346,000				5,346,000
Hotel expenses	2,997,000				2,997,000
Land development expense	45,000				45,000
General and administrative expense	1,900,000				1,900,000
Interest expense	3,466,000		721,000	(D)	4,187,000
Other expenses	10,000				10,000

	14,924,000	713,000	1,146,000		16,783,000

Net income before income taxes, minority interest and discontinued operations	1,323,000	1,285,000	(1,234,000)		1,374,000

Provision for income taxes	259,000		20,000	(E)	279,000
Minority interest	112,000				112,000

Net income from continuing operations	952,000	1,285,000	(1,254,000)		983,000

Income from discontinued operations, net of tax	1,826,000				1,826,000

Net income	$2,778,000	$1,285,000	($1,254,000)		$2,809,000

Net income from continuing operations per common share	$0.35	$0.47	($0.46)		$0.36
Net income from discontinued operations per common share	$0.66	$0.00	$0.00		$0.66

Net income per common share	$1.01	$0.47	($0.46)		$1.02

Weighted average number of common shares outstanding	2,738,606	2,738,606	2,738,606		2,738,606

The accompanying notes are an integral part of this statement

Bresler & Reiner, Inc

NOTES AND MANAGEMENT’S ASSUMPTIONS TO UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL INFORMATION

1.	Basis of Presentation

On September 25, 2003 Bresler & Reiner, Inc. (“the Company”) acquired a 400 unit apartment community, located in Orange County, Florida, called The Fountains at Waterford Lakes (“The Fountains”). The purchase price of The Fountains was $35,100,000, which was paid in part by the assumption of a $24,600,000 permanent, non-recourse mortgage on the property from LaSalle Bank National Association, as Trustee for the Registered Holders of LB-UBS Commercial Mortgage Trust 2003-C3, Commercial Mortgage Pass-Through Certificates, Series 2003-C3. In accordance with the provisions of FAS 141, “Business Combinations,” the Company has reflected on its balance sheet the fair value of the loan, which was determined to be $24,846,000. The loan bears interest at 5.00% per annum and is non-amortizing, with the outstanding principal balance due and payable in December 2007. No prepayments on the loan are permitted prior to December 2005. The remainder of the purchase price was paid in cash, $6,000,000 of which was funded through an unsecured, recourse loan from Wachovia Bank, National Association, to the Company. The non-amortizing loan bears interest at LIBOR plus 195 basis points per annum, matures September 2005, and has no prepayment penalty. Covenants on the loan include requirements that the company maintain, on a consolidated basis, a net worth of not less than $75,000,000, liquid assets (consisting of cash, United States government securities and municipal bonds with investment grade credit ratings) of not less than $30,000,000 and net income per each fiscal year of not less than $3,000,000.

2.	Adjustments to Pro Forma Consolidated Balance Sheet

(A)   Rental property and equipment

Purchase price of The Fountains	$35,100,000
Adjustment to mark debt assumed to fair market value	246,000
Acquisition costs	553,000

Cost basis of rental property	$35,899,000

Amount allocated to land	$4,000,000
Amount allocated to buildings and furniture and equipment	31,780,000
Amount allocated to in-place leases	119,000

$35,899,000

(B)  Sources and uses of cash

Cost basis of rental property	$35,899,000
Deferred charges and other assets	383,000
Cash deposits held in escrow (related to mortgage debt assumed)	608,000
Mortgage loan assumed	(24,846,000)
Unsecured note payable	(6,000,000)
Deferred income	(67,000)
Accrued expenses	(314,000)
Deposit liabilities	(25,000)

Net cash and cash equivalents used for acquisition	$5,638,000

2.	Adjustments to Pro Forma Consolidated Statements of Income.

(A)	The value of in-place leases are amortized over the remaining lease term as a reduction in rental income.

(B)  Represents interest income forfeited at a 1% interest rate.

(C)  Depreciation has been calculated based on the allocated purchase price of the assets acquired, using the straight-line method over the estimated useful lives of the assets, which were 40 years for buildings and five to seven years for furniture and equipment.

(D)  Represents interest expense on the assumed mortgage loan as well as interest on the loan obtained by the Company to help finance the acquisition. Interest expense includes the amortization of deferred finance costs and the amortization of the debt premium related to the loan assumption. The assumed loan bears interest at 5% per annum. Deferred finance costs and the premium related to the loan assumption are amortized over the remainder of the loan term of approximately 51 months. The loan obtained by the Company from Wachovia Bank, National Association bears interest at LIBOR plus 195 basis points per annum. Deferred finance costs related to the loan are amortized over the loan term of 24 months.

(E)	Income taxes are calculated using an effective federal rate of 34% and an effective state rate of 6%.